EXHIBIT 23.1
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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



TSR, Inc.
Hauppauge, New York

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (file number 333-47531) of TSR, Inc. of our report dated July 11, 2005 relating to the consolidated financial statements and financial statement schedule, which is incorporated by reference in this annual report on Form 10-K.


                                                /s/ BDO Seidman, LLP


Melville, New York
August 12, 2005